Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher Davenport, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Auto Parts 4Less Group, Inc. on Form 10-Q for the period ended April 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of The 4Less Group, Inc.

Date: August 14, 2023

By: /s/ Christopher Davenport

Christopher Davenport

Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer and Principal Financial/Accounting Officer)